UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934



    Date of report (Date of earliest event reported):  November 22, 2006



                       JONES LANG LASALLE INCORPORATED
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



      Maryland                      001-13145                36-4150422
------------------------      --------------------          ---------------
(State or other juris-        (Commission File              (IRS Employer
diction of incorporation)     Number)                       Identification
                                                            No.)



     200 East Randolph Drive, Chicago, IL                      60601
     ------------------------------------                   ----------
    (Address of Principal Executive Offices)                (Zip Code)



Registrant's telephone number, including area code:         (312) 782-5800



                               Not Applicable
       --------------------------------------------------------------
       (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 8.01  OTHER EVENTS.

      The Board of Directors of Jones Lang LaSalle Incorporated ("Jones Lang LaSalle") has amended its Corporate Governance Guidelines to include a majority voting standard for the election of directors.

      Under the new standard, if a nominee for director who is an incumbent director does not receive the vote of at least the majority of the votes cast at any meeting for the election of directors at which a quorum is present and no successor has been elected at such meeting, the director will promptly tender his or her resignation to the Board. The Nominating and Governance Committee will then make a recommendation to the Board as to whether to accept or reject the tendered resignation, or whether other action should be taken. The Board will then act on the tendered resignation and publicly disclose its decision within 90 days from the date of the certification of the election results.

      The full text of the new majority voting standard is included within the Corporate Governance Guidelines which are attached to this Form 8-K as an exhibit and which may also be found on the Jones Lang LaSalle website at www.joneslanglasalle.com under Investor Relations/Board of Directors and Corporate Governance.



ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (d)   Exhibits

            The following exhibit is included with this Report:

            99.1. Corporate Governance Guidelines effective
                  November 20, 2006, including provision regarding Majority Voting.




































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


                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 22, 2006


                              JONES LANG LASALLE INCORPORATED


                              By:      /s/ Lauralee E. Martin
                                       ----------------------------
                              Name:    Lauralee E. Martin

                              Title:   Executive Vice President,
                                       Chief Financial Officer and
                                       Chief Operating Officer

















































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


                                EXHIBIT INDEX
                                -------------


Exhibit 99.1      Corporate Governance Guidelines effective
                  November 20, 2006, including provision regarding Majority Voting.































































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